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                             UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                      ---------------------------

                                FORM 8-K

                             CURRENT REPORT

 Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

   Date of Report (date of earliest event reported): February 4, 2008


                          NOBLE ROMAN'S, INC.
          (Exact name of Company as specified in its charter)


          Indiana                    0-11104                35-1281154
(State or other jurisdiction        Commission          (I.R.S. Employer
      of incorporation)            File Number)        Identification No.)

        One Virginia Avenue, Suite 800
               Indianapolis, Indiana                         46204
    (Address of principal executive offices)               (Zip Code)

                             (317) 634-3377
           (Company's telephone number, including area code)

                             Not applicable
      (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the
    Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the
    Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01   Entry into a Material Definitive Agreement

            On February 4, 2008, Noble Roman's, Inc. (the "Company") and certain of its subsidiaries, entered into a First Amendment to Loan Agreement (the "Amendment") with Wells Fargo Bank, National Association ("Wells Fargo") that amended the existing Loan Agreement dated August 25, 2005, between the Company and Wells Fargo (the "Loan Agreement"). The Amendment provides for Wells Fargo to loan an additional $3,000,000 to the Company. The Amendment also reduces the interest rate applicable to amounts borrowed under the Loan Agreement from LIBOR plus 4% per annum to LIBOR plus 3.75% per annum and extends the maturity date for borrowings under the loan from August 31, 2011 to August 31, 2013. Finally, the amendment provides that the Company may repurchase shares of its common stock in such amounts and on such terms as are approved by the Company's board of directors from time to time, provided the aggregate purchase price of such repurchased shares shall not exceed $3,000,000.

            On February 6, 2008, the Company elected to purchase a swap contract fixing the rate on 50% of the principal balance under the Loan Agreement, as amended by the Amendment (approximately $4,187,500 as of February 6, 2008), at an annual interest rate of 8.20%. This swap contract replaces the previously existing swap contract that fixed the interest rate on $3,000,000 of the outstanding principal balance under the Loan Agreement at an annual interest rate 8.83% at the time it was replaced.

            The foregoing summary is qualified in its entirety by the Amendment, a copy of which is filed as Exhibit 10.1 to this report, and the Loan Agreement, a copy of which was filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed August 29, 2005.

            The Company has posted this Form 8-K on its internet website at www.nobleromans.com.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

            See Item 1.01, which is incorporated by reference herein.

Item 7.01   Regulation FD Disclosure.

            Attached and incorporated herein by reference as Exhibit 99 is a press release issued by the Company announcing that the Company had entered into the First Amendment. The information in this Item 7.01, including Exhibit 99 attached hereto, is being furnished under Regulation FD and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.



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Item 9.01   Financial Statements and Exhibits.

            (d) The following exhibits are furnished as part of this report:

            Exhibit Number                       Description

                 10.1 First Amendment to Loan Agreement dated February 4, 2008 by and among Noble Roman's, Inc., Pizzaco, Inc., N.R. Realty, Inc.
                                and Wells Fargo Bank, National
                                Association.

                 99.1 Press Release dated February 5, 2008, issued by Noble Roman's, Inc.


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                               SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2008

                                             NOBLE ROMAN'S, INC.



                                             By: /s/ Paul W. Mobley
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                                                 Paul W. Mobley
                                                 Chief Executive Officer and
                                                 Chief Financial Officer